Derivative financial instruments	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Derivative financial instruments
Derivative financial instruments

Gold forwards

On June 11, 2015, the Company novated certain executory contracts to the counterparties of the amended RCF (Note 10). The novated contracts were repriced. As a result of the repricing, the contracts are no longer excluded from the scope of IAS 39. These derivative instruments were not designated as hedges by the Company and are recorded at their fair value at the end of each reporting period with changes in fair value recorded in the statement of operations. The Company recognised the full $14.0 million fair value of the new contracts as a liability on the date of novation.

For the year ended December 31, 2017, the Company recorded an unrealized derivative gain of $5.1 million (2016 - $11.4 million) in the statement of operations on these contracts.

As at December 31, 2017, the Company had gold forward contracts with respect to the Otjikoto Mine for the delivery of 35,916 ounces during 2018 at an average price of 15,044 Rand per ounce which are recorded at fair value through the statement of operations. The unrealized fair value of these contracts at December 31, 2017 was $(5.0) million.

Forward contracts – fuel oil, gas oil, diesel

During the year ended December 31, 2017, the Company entered into additional series of forward contracts for the purchase of 46,842,000 litres of fuel oil, 29,375,000 of gas oil and 1,079,000 litres of diesel with settlements scheduled between February 2018 and January 2020. These derivative instruments were not designated as hedges by the Company and are being recorded at their fair value at the end of each reporting period with changes in fair value recorded in the statement of operations. Adjustments to the market value are included in the statement of operations.

For the year ended December 31, 2017, the Company recorded an unrealized derivative gain of $4.6 million (2016 – $11.0 million) in the statement of operations on these contracts.

The following is a summary, by maturity dates, of the Company’s forward contracts outstanding as at December 31, 2017:

	2018	2019	2020	Total

Forward – fuel oil:
Litres (thousands)	45,480	25,860	1,177	72,517
Average strike price	$0.30	$0.30	$0.29	$0.30

Forward – gas oil:
Litres (thousands)	23,458	15,408	745	39,611
Average strike price	$0.41	$0.41	$0.42	$0.41

Forward – diesel:
Litres (thousands)	3,910	1,399	47	5,356
Average strike price	$0.41	$0.43	$0.41	$0.42

The unrealized fair value of these contracts at December 31, 2017 was $7.4 million.

Interest rate swaps

During the year ended December 31, 2016, the Company entered into a series of interest swaps with a notional amount of $100 million with settlements scheduled between September 2016 and May 2019. Under these contracts, the Company receives a floating rate equal to the 3 month United States dollar LIBOR rate and pays a fixed rate of 1.04%. These derivative instruments were not designated as hedges by the Company and are being recorded at their fair value at the end of each reporting period with changes in fair value recorded in the statement of operations. The unrealized fair value of these contracts at December 31, 2017 was $1.2 million.